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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 29, 2004
                        (Date of earliest event reported)

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                        0-25198                            36-3973627
(State or other jurisdiction of      (Commission File No.)        (IRS Employer Identification No.)
        incorporation)


                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of Principal Executive Offices)

                                 (708) 293-4050
              (Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01       NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                RULE OR STANDARD; TRANSFER OF LISTING.

        On November 29, 2004, the Company received a letter from The Nasdaq Stock Market advising the Company that it was in violation of Marketplace Rule 4310. Information regarding the basis for the Company's alleged violation of Marketplace Rule 4310 and the Company's response to the letter is described in the press release issued by the Company on December 1, 2004.

        In addition, the letter advised that if a hearing was to be held Nasdaq would want the Company to address at that time its position relative to the other potential for delisting, namely the Nasdaq requirement that the Company's stock maintain a minimum bid price of at least $1.00 for 10 consecutive trading days (subject to Nasdaq's right to increase this to a 20 consecutive trading day period under certain circumstances). The Company presently has until January 24, 2005 to meet this requirement, subject to an automatic extension for an additional 180 days thereafter in the event that as of the initial deadline the Company meets all of the requirements for initial listing on the Nasdaq SmallCap Market other than the $1.00 minimum bid price requirement. The Company cannot presently determine whether it will be eligible for the automatic extension at this time, as it may be a function of results of operations over the last quarter of the year. In the event that an automatic extension is not granted and the common stock has not met the $1.00 minimum bid requirement, then the Company will be required to present a plan for regaining compliance and successfully implement such plan to Nasdaq's satisfaction, or risk delisting at that time.

        A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99.1            Press release of the Company dated December 1, 2004.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2004

                                         UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                         By:  /s/  Robert W. Zimmer
                                              --------------------------------
                                         Its: Chief Financial Officer